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                                                                   Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

       As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 18, 1994, included in Bio-Rad Laboratories, Inc.'s Form 10-K for the year ended December 31,1993.



                                              /s/ Arthur Andersen & Co.

 ARTHUR ANDERSEN & CO.

 San Francisco, California,
   April 28, 1994






                                       6.